Securities Available for Sale (Details 1) (U.S. Government sponsored agency securities [Member], USD $) In Thousands, unless otherwise specified	Sep. 30, 2012
U.S. Government sponsored agency securities [Member]
Summary of the fair value and gross unrealized losses of those securities available for sale
Less than 12 months Estimated Fair Value	$ 19,988
Less than 12 months Gross unrealized Losses	4
12 months or longer Estimated fair value	0
12 months or longer Gross unrealized losses	$ 0